Exhibit 99.2                                                      Execution Copy
------------                                                      --------------

                 THIRD AMENDMENT TO THE NOTE PURCHASE AGREEMENT
                 ----------------------------------------------

                  THIRD AMENDMENT, dated as of February 28, 2005 (the "Third Amendment"), to the Note Purchase Agreement, dated as of August 10, 2001, as amended by the first amendment thereto dated as of July 1, 2003 and the second amendment thereto dated as of August 4, 2004 (as so amended, the "Note Purchase Agreement"), by and among Cascade Investment LLC, a Washington limited liability company ("Buyer"), Gabelli Asset Management Inc., a New York corporation ("Seller"), Mario J. Gabelli ("Gabelli"), Gabelli Group Capital Partners, Inc., a New York corporation ("Gabelli Group"), Rye Holdings, Inc., a New York corporation ("Rye Holdings") and Rye Capital Partners, Inc., a Delaware corporation (collectively with Gabelli, the Gabelli Group and Rye Holdings, the "Gabelli Stockholders" ). All capitalized terms used but not defined herein which are defined in the Note Purchase Agreement (or in the Note, as defined therein) shall have the meanings assigned to such terms in such agreement.

                                    RECITALS

                  A. The parties hereto desire to amend the Note Purchase Agreement and the Note in the manner set forth below.

                  B. Except as amended below, the Note Purchase Agreement, the Registration Rights Agreement and the Note (collectively, the "Transaction Documents") shall remain in full force and effect as they were prior to this Third Amendment.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereto agree as follows:

                  1. Amendment of the Note. The parties hereto hereby amend the Note so that from and after the date of this Third Amendment and until Maturity,
(i) the Exercise Date shall become September 15, 2006, (ii) the aggregate principal amount of the Note shall be reduced from $100,000,000 to $50,000,000 and (iii) the "Limitation on Funded Indebtedness" section in the Note shall be deleted in its entirety (collectively, the "Note Amendments"). Concurrently with the execution and delivery of this Third Amendment, (i) the Buyer is delivering to Seller written notice of its election to exercise its Put Option on April 1, 2005 with respect to $50,000,000 aggregate principal amount of the Note, a copy of which is attached as Exhibit A hereto (the "Put Option Exercise Notice"), and
(ii) the Seller is delivering to Buyer, in exchange for the duly executed outstanding Note, a duly executed amended Note in the form of Exhibit B hereto, which is identical to the outstanding Note in all respects except that it gives effect to the Note Amendments. The parties agree that the amended Note is a replacement of the outstanding Note and evidences the same debt, and is entitled to the same benefits as, the outstanding Note except to the extent otherwise provided by the Note Amendments. The parties also agree that neither this Third Amendment nor the amended Note shall affect any rights or obligations under the Note Purchase Agreement or Note with respect to any periods, acts, omissions or circumstances which occurred prior to the date of this Third Amendments. From and after the execution and delivery of this Third Amendment, all references in the Transaction Documents to the Note shall be deemed to be references to the Note as amended by the Note Amendments.

                  2. Put Consideration. On April 1, 2005, the Seller shall deliver to the Buyer, by wire transfer in immediately available funds, the purchase price of (i) 100% of the principal amount of the Note for which the Buyer has elected to exercise its Put Option, plus (ii) accrued and unpaid interest thereon to but excluding April 1, 2005 (the "Put Consideration").

                  3. Letter of Credit. Concurrently with the execution and delivery of this Third Amendment, the Seller is delivering to Buyer an amendment to the Letter of Credit duly executed by the Letter of Credit Issuer which (i) extends the expiration date of the Letter of Credit until September 15, 2006 and
(ii) effective upon receipt by the Buyer of the Put Consideration, decreases the Letter of Credit amount so that the aggregate amount available thereunder shall not exceed $51,250,000 (the "Letter of Credit Amendments"). From and after the execution and delivery of this Third Amendment, all references in the Transaction Documents to the Letter of Credit shall be deemed to be references to the Letter of Credit as amended by the Letter of Credit Amendments.

                  4. References to Agreement. From and after the execution and delivery of this Third Amendment, all references in the Transaction Documents to the Agreement shall be deemed to be references to the Agreement as amended by this Third Amendment.

                  5. Amendment to Registration Rights Agreement. To the extent provided herein, this Third Amendment shall be an amendment of the Registration Rights Agreement.

                  6. Miscellaneous. Sections 2.1.1, 2.1.4, 2.1.5, and 6 of the Note Purchase Agreement are incorporated herein by reference, mutandis mutandi, with all references therein to any of the Transaction Documents being changed to refer solely to this Third Amendment.


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



           SIGNATURE PAGE - THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

NOTICE: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first mentioned above.

SELLER:                                         BUYER:

GABELLI ASSET MANAGEMENT INC.                   CASCADE INVESTMENT LLC


BY: _______________________________            BY: ____________________________


GABELLI STOCKHOLDERS:

___________________________________
MARIO J. GABELLI


GABELLI GROUP CAPITAL PARTNERS, INC.


BY: ________________________________


RYE HOLDINGS, INC.


BY: ________________________________


RYE CAPITAL PARTNERS, INC.


BY: ________________________________